Exhibit 10.1

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT AND WAIVER

This First Amendment to Loan and Security Agreement and Waiver (“Amendment”) is entered into as of January 31, 2015, by and between COMERICA BANK (“Bank”) and ADEPT TECHNOLOGY, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that Loan and Security Agreement dated as June 9, 2014, as it may be amended from time to time ( “Agreement”). The parties desire to amend the Agreement further in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Borrower failed to comply with Section 6.7 of the Agreement (Accounts) by not closing its accounts with Silicon Valley Bank by January 3, 2015 (“Covenant Violation”). Borrower requested that Bank waive the Covenant Violation. Bank hereby waives the Covenant Violation. This waiver is specific as to content and time, shall be limited precisely as written, and shall not constitute a waiver of any other current or future default or Event of Default or breach of any covenant contained in the Agreement or the terms and conditions of any other Loan Documents. Bank expressly reserves all of its various rights, remedies, powers and privileges under the Agreement and the other Loan Documents due to any other default, Event of Default or breach not waived herein.

2. Exhibit A to the Agreement is amended by adding or amending and restating the following defined terms to read in their entirety as follows:

“Non-Formula Amount” means One Million Dollars ($1,000,000).”

3. Section 6.7(a) of the Agreement is amended and restated to read in its entirety as follows:

“(a)	EBITDA Loss. (i) An EBITDA loss of not greater than the following amounts for the following periods:

Testing Period	Maximum EBITDA Loss
Quarter ended December 31, 2014
Quarter ending March 31, 2015
Quarter ending June 30, 2015
Twelve month period ending June 30, 2015

(ii) An EBITDA loss of not greater than (a) $xxx for any fiscal quarter of Borrower in 2016 and (b) $xxx for the twelve-month period ending June 30, 2016.”

4. The term “Account Closing Date” set forth in Section 6.6 of the Agreement shall now mean January 30, 2015 and not January 3, 2015.

5. Exhibits E and F to the Agreement are deleted and replaced with Exhibits E and F attached hereto.

1

6. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

7. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and is hereby ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

8. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment , and that (except for the Existing Defaults) no Event of Default has occurred and is continuing.

9. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)	this Amendment, duly executed by Borrower;

(b)	Corporate Resolutions and Incumbency Certification, duly executed by Borrower;

(c)	a Prime Referenced Rate Addendum to Loan and Security Agreement, duly executed by Borrower;

(d)	affirmation of guaranty, duly executed by the guarantors;

(e)	a non-refundable amendment fee in the amount of $5,000, which may be debited from any of Borrower’s accounts with Bank;

(f)	all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts with Bank; and

(g)	such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

10. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Remainder of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Loan and Security Agreement and Waiver as of the first date above written.

ADEPT TECHNOLOGY, INC.

By:	/s/ Seth Halio

Title:	Chief Financial Officer

COMERICA BANK

By:	/s/ Sean Noonan

Title:	Vice President

[Signature Page to First Amendment to Loan and Security Agreement and Waiver (5060818)]

EXHIBIT E

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank Technology & Life Sciences Division Loan Analysis Department 250 Lytton Avenue 3rd Floor, MC 4240 Palo Alto CA 94301 Phone: (650) 462-6060 Fax: (650) 462-6061

FROM: Adept Technology, Inc.

The undersigned authorized Officer of Adept Technology, Inc. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                             , 201     with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date. Attached herewith are the required documents supporting the above certification (“Supporting Documents”). The Officer further certifies the Supporting Documents are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied form one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column,

REPORTING COVENANTS	REQUIRED	COMPLIES

Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO
Company Prepared Quarterly F/S	Quarterly, within 45 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited. Unqualified F/S	Annually, within 90 days of FYE	YES	NO
Borrowing Base Cert, A/R & A/P Agings	Monthly, within 30 days	YES	NO
Annual Business Plan	Annually, on or before July 31	YES	NO
Intellectual Property Report	Annually, within 90 days of FYE	YES	NO
Audit	Semi-annual	YES	NO

If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

Total amount of Borrower’s cash and investments	Amount: $____________________________	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $____________________________	YES	NO

		DESCRIPTION	APPLICABLE

Legal Action > $500,000 (Sect. 6.2(iv))	Notify promptly upon notice	__________________________	YES	NO
Inventory Disputes> $500,000 (Sect. 6.3)	Notify promptly upon notice	__________________________	YES	NO
Mergers & Acquisitions (Sect. 7.3)	Notify promptly upon notice	__________________________	YES	NO
Cross default with other agreements >$500,000 (Sect. 8.6)	Notify promptly upon notice	__________________________	YES	NO
Judgments/Settlements > $750,000 (Sect. 8.8)	Notify promptly upon notice	__________________________	YES	NO
Capital Expenditures > $1,000,000 (Sect. 7.12)	Notify promptly upon notice	__________________________	YES	NO
Borrower’s and Subsidiaries’ aggregate foreign account balance > $2,000,000 (Sect. 6.6)	Notify promptly upon notice	__________________________	YES	NO
Transfers to foreign accounts > $500,000 (Sect. 6.6)	Notify promptly upon notice	__________________________	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED

Maximum EBITDA Loss (tested quarterly and annually)	See Section 6.7(a)	$_______________________	YES	NO
Minimum Cash at Bank (maintained at all times and reported monthly)	$1,000,000	$_______________________	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$100,000	$________________________	YES	NO
Permitted Investments for stock repurchase	<$100,000	$________________________	YES	NO
Permitted Investments for subsidiaries by Borrower	<$1,000,000 (total prior to termination of the Agreement)	$________________________	YES	NO
Permitted Investments to subs. that are not guarantors by subs.	<$500,000	$________________________	YES	NO
Permitted Investments for employee loans	<$100,000	$________________________	YES	NO
Permitted Investments for employee travel advances	<$200,000	$________________________	YES	NO
Permitted Investments for joint ventures	<$100,000	$________________________	YES	NO
Permitted Liens for equipment leases	<$100,000	$________________________	YES	NO
Permitted Transfers	<$100,000	$________________________	YES	NO
Permitted Unsecured Credit Cards	<$100,000	$________________________	YES	NO
Permitted Other Unsecured Indebtedness	<$200,000	$________________________	YES	NO

Exhibit E – Page 1

Please Enter Below Comments Regarding Violations:

The undersigned further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no Credit Extensions will be made.

Very truly yours,

ADEPT TECHNOLOGY, INC.

Authorized Signer

Name

Title

Exhibit E – Page 2

EXHIBIT F

PRICING ADDENDUM

(See Attached)

Exhibit F – Page 1

Corporation Resolutions and Incumbency Certification Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of ADEPT TECHNOLOGY, INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.	Any one (1) of the following CEO or CFO (insert titles only) of the Corporation is authorized, for, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), including, without limitation, that Loan and Security Agreement dated as June 9, 2014, as amended from time to time, including but not limited to that First Amendment to Loan and Security Agreement and Waiver dated as of January 31, 2015 (collectively, the “Agreement”);

(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)	Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)	Issue a warrant or warrants to purchase the Corporation’s capital stock;

(f)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets; and

(g)	Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, to (i) request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation

2.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, in accordance with the Agreement.

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to the effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the certificate of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the certificate of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE
Seth Halio	CFO	/s/ Seth Halio
Rob Cain	CEO	/s/ Rob Cain

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on January 31, 2015.

/s/ Seth Halio
Secretary

The Above Statements are Correct.	/s/ Rob Cain
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

2

AFFIRMATION OF GUARANTY

This AFFIRMATION OF GUARANTY (“Affirmation”) is made as of January     , 2015, by the undersigned (individually and collectively, “Guarantor”) in favor of Comerica Bank (“Bank”).

RECITALS

A. Adept Technology, Inc. (“Borrower”) has obtained certain loans or other credit accommodations from Bank pursuant to that certain Loan and Security Agreement, dated as of June 9, 2014, as it may be amended from time to time (the “Loan Agreement”), which loans and certain credit accommodations are guaranteed by Guarantor pursuant to the terms of a Guaranty dated June 9, 2014, executed by Guarantor in favor of Bank (as it may be amended from time to time, the “Guaranty”). Borrower and Bank propose to enter into a First Amendment to Loan and Security Agreement and Waiver dated as of the date hereof (the “Amendment”).

B. Bank has agreed to enter into the Amendment provided, among other things, that, Guarantor acknowledges the entry by Borrower into the Amendment and agrees that the Guaranty will remain effective.

AGREEMENT

NOW, THEREFORE, Guarantor:

1. Consents to the execution, delivery and performance by Borrower of the Amendment and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Documents.

2. Acknowledges and agrees that the Guaranty is and shall remain in full force and effect in accordance with its terms with respect to all Obligations (as defined in the Loan Agreement) of Borrower, subject to no setoff, defense or counterclaim.

3. Represents and warrants that the representations and warranties contained in the Guaranty are true and correct in all material respects as of the date of this Affirmation.

4. Confirms that this Affirmation is not required by the terms of the Guaranty and need not be obtained in connection with any prior or future waivers or amendments or extensions of additional credit to Borrower.

[Signature page follows]

IN WITNESS WHEREOF, each Guarantor executed this Affirmation as of the first date above written.

GUARANTORS:

ADEPT INMOTX, INC.

By:	/s/ Seth Halio

Title:	VP Finance

ADEPT TECHNOLOGY HOLDINGS, INC.

By:	/s/ Seth Halio

Title:	Director

ADEPT MOBILEROBOTS LLC

By:	/s/ Seth Halio

Title:	Director

ADEPT TECHNOLOGY INTERNATIONAL, LTD.

By:	/s/ Seth Halio

Title:	Director

[Signature page to Affirmation of Guaranty (5060818)]